                                                                  EXHIBIT 10.4
                                                                  ------------

                                   AGREEMENT

                 AGREEMENT (this "AGREEMENT"), dated as of July 7, 2000, by and between Waxman USA Inc., a Delaware corporation (the "STOCKHOLDER") and Barnett Inc., a Delaware corporation (the "COMPANY").

                             W I T N E S S E T H:
                             --------------------

                 WHEREAS, concurrently herewith, Wilmar Industries, Inc., a New Jersey corporation ("PARENT") and BW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, ("MERGER SUB" and, together with Parent, "PURCHASER") and the Company are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which Purchaser will acquire all of the outstanding shares of common stock, $0.01 par value per share, of Company (the "COMMON STOCK"), for the Merger Consideration, as defined in the Merger Agreement in effect on the date hereof, pursuant to a merger of Merger Sub with and into Company (the "MERGER");

                 WHEREAS, the Stockholder is a holder of record and beneficially owns, as of the date hereof, 7,186,530 shares of Common Stock (the "EXISTING SHARES", together with any shares of Common Stock acquired after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "SHARES"), of which 1,000,000 Existing Shares are pledged (the "PLEDGED SHARES") to Congress Financial Corporation ("CONGRESS") as collateral security for the Stockholder's obligations to Congress pursuant to that certain Loan and Security Agreement, dated as of June 17, 1999 and amended as of December 8, 1999, March 29, 2000, May 1, 2000 and July __, 2000, by and among Congress, Waxman Consumer Products Group, Inc., WOC Inc., Western American Manufacturing Inc., WAMI Sales, Inc., Stockholder, Waxman Industries, Inc. ("Waxman") and TWI, International, Inc. (the "CONGRESS CREDIT FACILITY");

         WHEREAS, concurrently herewith, the Stockholder and Waxman are entering into a Stockholder Agreement (the "Stockholder Agreement") and Voting Trust Agreement (the "Voting Trust Agreement") with Parent and Merger Sub, which provide for, among other things, the Stockholder to deposit 6,186,530 shares of the Common Stock beneficially owned by the Stockholder in a voting trust, and the agreement of the Stockholder and the voting trustee named therein to vote all shares of Common Stock beneficially owned by the Stockholder in favor of approval and adoption of the Merger Agreement and the transactions contemplated thereby, and the Stockholder delivered to Parent and Merger Sub an irrevocable proxy (the "Irrevocable Proxy") in respect of an additional 1,000,000 of such shares of Common Stock beneficially owned by the Stockholder;

                  WHEREAS, this Agreement is being entered into concurrently with the execution of the Merger Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. DEFINITIONS. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement.

2. STANDBY PURCHASE COMMITMENT. Provided that the Merger Agreement has not been terminated in accordance with its terms, if the Effective Time has not occurred by September 1, 2000, then, subject to the terms and conditions set forth herein, the Company shall purchase from the Stockholder, and the Stockholder shall sell to the Company, on September 1, 2000 (the "Closing Date"), free and clear of all liens and encumbrances (other than restrictions imposed by federal and state securities laws), that number of shares of Common Stock (rounded up to the nearest whole number of shares) (the "Purchase Shares") determined by dividing $2,000,000 (the "Purchase Price") by the average closing price, as reported on the Nasdaq National Market, for shares of Common Stock for the ten (10) trading days preceding September 1, 2000.

3. PAYMENT OF PURCHASE PRICE. The Company shall pay for the Purchase Shares by wire transfer of the Purchase Price in immediately available funds to the following account or other account designated in writing by Stockholder not less than two business days prior to September 1, 2000: Firstar N.A. Milwaukee, WI, ABA # 042000013, Acct. Name Waxman USA Inc., Acct. # 821689312.

4. DELIVERY OF CERTIFICATE TO VOTING TRUSTEE. To effect the Closing, on the Closing Date, the Company shall, pursuant to Section 6 of the Voting Trust Agreement, send written notice to the Voting Trustee certifying that it has paid the Purchase Price pursuant to Section 3 hereof. The Stockholder shall cause certificates representing the Purchase Shares to be delivered to the Company, in accordance with the Voting Trust Agreement, free and clear of all liens and encumbrances (other than restrictions imposed by federal and state securities laws).

5.  MISCELLANEOUS.

         a. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto.

         b.  GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

                  i. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND

                           GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE. The parties irrevocably submit to the jurisdiction of the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated by this Agreement and by those documents, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement or of any such document, that it is not subject to this Agreement or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided herein or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  ii. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY
                           AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER,
                           (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         c. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

         d. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         e. ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement constitutes the entire agreement, and supersedes all prior agreements, representations and warranties, and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and is not intended to confer upon any person other than the parties any rights or remedies.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers thereunder to duly authorized, all as of the date first above written.

                                           WAXMAN USA INC.

                                           By:  /s/  Armond Waxman
                                              ----------------------------------
                                            Name:   Armond Waxman
                                            Title:  President and Co-CEO



                                           BARNETT INC.

                                           By:  /s/  William Pray
                                              ----------------------------------
                                            Name:   William Pray
                                            Title:  Chief Executive Officer